UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 19, 2007

Applied Micro Circuits Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	000-23193	94-2586591
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 Moffett Park Drive, Sunnyvale California 94089

(Address of principal executive offices)

(408) 542-8600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 19, 2007, Applied Micro Circuits Corporation (the “Company”) posted on its website at http://www.amcc.com previously non-public information regarding the Company’s results of operations and financial condition for the fiscal years ended March 31, 2005, 2006 and the first six months of the fiscal year ending March 31, 2007, including certain non-GAAP financial measures. See “Non-GAAP Financial Information” below. A copy of the financial information is furnished with this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Financial information posted on website, including reconciliation of non-GAAP financial measures.

No Incorporation by Reference

The information in this report and Exhibit 99.1 are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures

In the financial information attached hereto as Exhibit 99.1, the Company refers to certain financial measures that have not been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). When reporting its historical financial results, the Company provides non-GAAP financial measures to supplement the consolidated financial results prepared in accordance with GAAP. The non-GAAP financial measures reported by the Company exclude certain items which are required by GAAP, such as restructuring charges, amortization and impairments of purchased intangibles and goodwill, acquired in-process research and development charges, stock-based compensation charges, litigation settlement costs, realized gains on strategic equity investments, payroll tax on certain stock option exercises and expenses related to stock option investigation. Expenses related to stock option investigation consist primarily of fees paid to professional service firms in connection with the Company’s internal investigation of historical stock option grant practices and the resulting restatement of the Company’s financial statements, the investigations by the Securities and Exchange Commission and the U.S. Attorney’s office arising from the Company’s internal investigation and the defense of derivative lawsuits arising from the internal investigation. Income taxes are adjusted to an estimated non-GAAP effective tax rate. These non-GAAP financial measures are not a substitute for GAAP measures, and they may not be consistent with the presentation used by other companies. The Company uses the non-GAAP financial measures to evaluate and manage its operations. The Company is providing this information to allow investors to perform additional financial analysis and because it is consistent with the financial models and estimates published by analysts who follow the Company. A reconciliation of the non-GAAP financial measures to the most directly comparable measures prepared in accordance with GAAP has been furnished with this report as part of Exhibit 99.1.

2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED MICRO CIRCUITS CORPORATION

Date: January 19, 2007	By:	/s/ Cynthia J. Moreland
Cynthia J. Moreland
Vice President and General Counsel

3.

Exhibit Index

99.1	Financial information posted on website, including reconciliation of non-GAAP financial measures.

4.